                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):          MARCH 15, 1999
                                                              --------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
                       (AS SUCCESSOR TO BANK ONE, N.A.)
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            (Exact name of registrant as specified in its charter)

         (AS SERVICER ON BEHALF OF BANC ONE CREDIT CARD MASTER TRUST)

                                 UNITED STATES
                                 -------------
                (State or other jurisdiction of incorporation)
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
                     0-25636                              76-0039224
                -----------------                         ----------
            (Commission File Number)              (IRS Employer Identification Number)
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201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                            19801
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(Address of principal executive offices)                             (Zip Code)


         (302) 594--4117
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Registrant's telephone number, including area code
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ITEM 5.   OTHER EVENTS

          On March 15, 1999, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing Series:

               6.15% Class A Asset Backed Certificates, Series 1995-A
               6.30% Class B Asset Backed Certificates, Series 1995-A
               6.30% Class A Asset Backed Certificates, Series 1995-B
               6.45% Class B Asset Backed Certificates, Series 1995-B Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A Asset Backed Certificates, Series 1997-1
               Asset Backed Certificates, Series 1997-2


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (C) EXHIBITS.

          See page 4 for Exhibit Index.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FIRST USA BANK, N.A., AS SERVICER, ON BEHALF OF BANC ONE CREDIT CARD MASTER TRUST




                              By:    /s/ Tracie H. Klein
                                    ---------------------------
                              Name:  Tracie H. Klein
                              Title: First Vice President


Date:  April 5, 1999
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EXHIBIT INDEX

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Exhibit   Description                                                                    Page
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
99.1      The Monthly Statements and other information reflecting the Trust's
          Activities for the Monthly Period ending February 28, 1999................      5-16

99.2      Monthly Servicer's Certificates...........................................     17-21
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